UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 30, 2014
(Date of Report/Date of earliest event reported)
SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

WISCONSIN	1-7626	39-0561070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS EmployerIdentification No.)

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)

(414) 271-6755
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Sensient Technologies Corporation (the “Company”) hereby amends its Current Report on Form 8-K, date of Report April 30, 2014, announcing the preliminary results of the Company’s 2014 Annual Meeting of Stockholders held on April 24, 2014 (“2014 Annual Meeting”), in order to provide the final voting results of the 2014 Annual Meeting.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The final voting results from the 2013 Annual Meeting as certified by IVS Associates, Inc. (“IVS”), the independent inspector for the 2014 Annual Meeting are provided below.

Based on the final results reported by IVS, the following nine Directors were each elected for a one-year term of office:  Hank Brown, Edward H. Cichurski, Dr. Fergus M. Clydesdale, James A.D. Croft, William V. Hickey, Kenneth P. Manning, Paul Manning, Dr. Elaine R. Wedral and Essie Whitelaw.

The final voting results from the Annual Meeting on the Election of Directors proposal, as reported by IVS, were:

Nominee	Votes For	Votes Withheld
Hank Brown	31,288,420	14,074,270
Edward H. Cichurski	31,305,798	14,056,892
Dr. Fergus M. Clydesdale	30,868,448	14,494,242
James A.D. Croft	21,775,109	6,301,466
William V. Hickey	22,104,433	5,972,142
Kenneth P. Manning	20,828,637	6,644,779
Paul Manning	38,397,341	6,965,349
Dr. Elaine R. Wedral	36,673,565	8,689,125
Essie Whitelaw	17,787,036	10,289,539
James R. Henderson (dissident nominee)	15,759,641	1,526,474
James E. Hyman (dissident nominee)	13,569,613	4,319,661
Stephen E. Loukas (dissident nominee)	8,641,307	8,644,808
William R. Redmond, Jr. (dissident nominee)	17,082,673	203,442

The compensation of the Company’s named executive officers was not approved by shareholders in an advisory vote, with 19,324,925 shares voted for, 22,552,943 shares voted against and 3,478,816 shares abstaining.

The Sensient Technologies Corporation Incentive Compensation Plan for Elected Corporate Officers was approved, with 42,107,724 shares voted for, 1,549,620 shares voted against and 1,705,341 shares abstaining.

The shareholders also approved a proposal by the Board of Directors to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors to conduct the annual audit of the consolidated financial statements of the Company and its subsidiaries for the year ending December 31, 2014. The shareholders cast 43,694,651 votes in favor of this proposal, 588,278 votes against and there were 1,112,156 shares abstaining.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION
(Registrant)

By:	/s/ John L. Hammond
Name:	John L. Hammond
Title:	Senior Vice President, General Counsel and Secretary

Date:	April 30, 2014